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                                                                   Exhibit 10(y)

                          MASTER TERMINATION AGREEMENT

         MASTER TERMINATION AGREEMENT, dated as of May 23, 2001 ("THIS AGREEMENT") by and among NITROGEN LEASING COMPANY, LIMITED PARTNERSHIP (the "BORROWER"), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH ("RABOBANK") in its individual capacity, as agent for the Lenders and as collateral agent (as the case may be), PCS NITROGEN FERTILIZER, L.P. ("PCS NITROGEN"), POTASH CORPORATION OF SASKATCHEWAN INC. (the "GUARANTOR"), PCS NITROGEN TRINIDAD FERTILIZER CORPORATION (the "SUBLESSEE") and PCS NITROGEN LIMITED (the "SUB-SUBLESSEE").

                               W I T N E S S E T H

         WHEREAS, the Borrower, as lessor, and PCS Nitrogen, as lessee (in such capacity, the "LESSEE"), entered into a certain Amended and Restated Lease Agreement dated as of May 16, 1997 (the "LEASE");

         WHEREAS, the Borrower and the Lessee entered a certain Amended and Restated Agreement for Lease dated as of May 16, 1997 (the "AGREEMENT FOR LEASE");

         WHEREAS, the Borrower, the Lenders parties thereto and Rabobank, as agent for the Lenders (in such capacity, the "Agent"), entered into a certain Amended and Restated Term Loan Agreement dated as of May 16, 1997 (the "TERM LOAN AGREEMENT");

         WHEREAS, in connection with the Lease, the Agreement for Lease and the Term Loan Agreement, the following agreements, documents and instruments, among others, were executed and delivered: (i) certain Term Loan A Promissory Notes, each dated June 27, 1997, in the aggregate original principal amount of $254,345,000, issued by the Borrower to the order of each Lender as listed on
Schedule I hereto (collectively, the "TERM LOAN A NOTES"); (ii) certain Term Loan B Promissory Notes, each dated June 27, 1997, in the aggregate original principal amount of $34,916,000, issued by the Borrower to the order of each Lender as listed on Schedule II hereto (collectively, the "TERM LOAN B NOTES");
(iii) a certain Amended and Restated Intercreditor and Collateral Agency Agreement, dated as of May 16, 1997, among the Borrower, Rabo Capital Services, Inc. and Rabobank as collateral agent (in such capacity, the "COLLATERAL AGENT") and as Agent; (iv) a certain Amended and Restated Pledge and Security Agreement, dated as of May 16, 1997, between the Borrower and the Collateral Agent (the "SECURITY AGREEMENT"); (v) a certain Deed of Mortgage Debenture dated as of March 27, 1996 (registered as No. 6755 of 1996), as amended by a Deed of Variation of Mortgage Debenture dated as of May 16, 1997 (registered as No. 10552 of 1997), between the Borrower, the lenders party thereto and the Agent (as amended, the "MORTGAGE DEBENTURE"); (vi) a certain Amended and Restated Consent and Agreement, dated as of May 16, 1997, among the Lessee, the Borrower, the Agent, the Sublessee and the Sub-Sublessee; (vii) certain Consents and Agreements as listed on Schedule III hereto (collectively, the "CONSENTS AND


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AGREEMENTS"); (viii) a certain Amended and Restated Administration Agreement, dated as of May 16, 1997, between Rabobank and the Borrower; (ix) a certain Agency Fee Agreement, dated May 16, 1997, between Rabobank and the Borrower; (x) a certain Cash Reserve Account Agreement, dated as of May 16, 1997, among the Borrower, the Lessee and Rabobank; (xi) a certain Guaranty, dated as of May 16, 1997, made by the Guarantor in favor of the Borrower; (xii) a certain Guarantor's Consent, dated as of May 16, 1997, from the Guarantor to the Collateral Agent and the Borrower; and (xiii) a certain indemnification letter agreement, dated April 1, 1997, among the Guarantor, the Borrower and Trinidad Ammonia Company, Limited Partnership; (all such agreements, consents, documents and instruments, together with the Term Loan Agreement, and all amendments to any and all of the foregoing, are collectively referred to herein as the "DOCUMENTS"); and

         WHEREAS, the parties hereto desire to terminate the Documents;

         NOW, THEREFORE, in consideration of the agreements set forth below, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Term Loan Agreement.

         2. Termination of the Documents; Sale of the Ammonia Project. Each of the parties hereto agrees that (a) except as otherwise may be expressly provided under the provisions of the Documents, the Documents to which it is a party are hereby terminated, such termination to be effective as of the date hereof, (b) any requirement for notice (whether written or oral) with respect to the termination of any of the Documents or the sale of the Ammonia Project from the Borrower to PCS Nitrogen (in such capacity, the "PURCHASER") is hereby waived by the respective parties to the Documents, (c) any other requirement or condition precedent to the termination of any of the Documents or any of the Operative Documents (as such term is defined in the Term Loan Agreement) or the sale of the Ammonia Project from the Borrower to the Purchaser is hereby waived or shall be deemed to have been satisfied, as the case may be, and (d) any requirement for consent to the sale of the Ammonia Project from the Borrower to the Purchaser is hereby waived by the respective parties to the Documents.

         3. Termination of Security; Delivery of Instruments. (a) At the request of the Lenders and the Agent, the Collateral Agent hereby agrees to deliver to the Borrower on the date hereof (i) executed UCC-3 termination statements as the Borrower may request, (ii) satisfaction of the Mortgage Debenture and reconveyances of any property which is the subject of a deed of trust or mortgage in favor of the Collateral Agent, as the Borrower may request, (iii) Counterpart No. 1 of the Lease, (iv) Counterpart No. 1 of the Agreement for Lease and (v) such other instruments and documents as the Borrower may reasonably request in order to evidence the termination of the Lenders' interest in the property of the Borrower.

         (b) Rabobank, as the Agent and the Collateral Agent, hereby agrees, at the Lessee's expense, to deliver to the Borrower and the Lessee such other instruments and documents as the

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Borrower or the Lessee may reasonably request in order to evidence the termination of any of the Documents or any of the Operative Documents, as the case may be.

         4. Termination of Term Loan Agreement; Surrender of Term Loan Notes. Subject to receipt of all amounts due under the Term Loan Agreement, the Agent hereby agrees to (a) surrender to the Borrower within ten (10) business days of the date hereof, the Term Loan A Notes and the Term Loan B Notes and any other outstanding notes issued under the Term Loan Agreement, for cancellation (or if any such Term Loan A Note or Term Loan B Note has been misplaced, a lost note indemnity letter in a form reasonably satisfactory to the Borrower) and (b) deliver such other instruments and documents as the Borrower may reasonably request in order to evidence the termination of the Term Loan Agreement, promptly upon the Borrower's request therefor.

         5. Authorizations. Each of the parties hereto certifies that all authorizations, consents, approvals and waivers (if any) which are necessary to consummate the transactions contemplated hereby under the terms of the Documents to which it is a party, have been effected and obtained and are in full force and effect.

         6. Expenses. The Lessee shall pay all reasonable out-of-pocket costs and expenses (including the reasonable fees and disbursements of counsel) incurred by the Lessor and Rabobank, as the Agent and the Collateral Agent, in connection with the preparation, execution and delivery of this Agreement and any other instruments and documents delivered in connection with the transactions contemplated hereby.

         7. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when executed and delivered, shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

         8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [Signature Page Follows]






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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

NITROGEN LEASING COMPANY,             COOPERATIEVE CENTRALE
LIMITED PARTNERSHIP                   RAIFFEISEN-BOERENLEENBANK
By Nitrogen Leasing Capital, Inc.,    B.A., "RABOBANK NEDERLAND",
its General Partner                   NEW YORK BRANCH, individually, as
                                      Collateral Agent and as Agent


By:  /s/                              By:  /s/
    ---------------------------           ----------------------------
    Name:                                 Name:
    Title:                                Title:


                                      By:  /s/
                                          ----------------------------
                                          Name:
                                          Title:


PCS NITROGEN FERTILIZER, L.P.         POTASH CORPORATION OF
By PCS Nitrogen Fertilizer            SASKATCHEWAN INC.
Operations, Inc.,
its General Partner

By:  /s/                              By:  /s/
    ---------------------------           ----------------------------
    Name:                                 Name:
    Title:                                Title:





PCS NITROGEN TRINIDAD                 PCS NITROGEN LIMITED
FERTILIZER CORPORATION

By:  /s/                              By:  /s/
    ---------------------------           ----------------------------
    Name:                                 Name:
    Title:                                Title:




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

                                   SCHEDULE I

                                TERM LOAN A NOTES


o Promissory Note dated June 27, 1997 for $3,245,000 to "Rabobank Nederland", New York Branch.

o Promissory Note dated June 27, 1997 for $15,700,000 to Toronto Dominion (Texas), Inc.

o   Promissory Note dated June 27, 1997 for $14,000,000 to Suntrust Bank,
    Atlanta.

o Promissory Note dated June 27, 1997 for $15,700,000 to The Sumitomo Trust & Banking Company, Ltd., New York Branch.

o Promissory Note dated June 27, 1997 for $15,700,000 to The Sumitomo Bank, Limited.

o Promissory Note dated June 27, 1997 for $21,500,000 to Societe Generale, Chicago Branch.

o   Promissory Note dated June 27, 1997 for $24,200,000 to Royal Bank of Canada.

o   Promissory Note dated June 27, 1997 for $15,700,000 to Mellon Bank, N.A.

o Promissory Note dated June 27, 1997 for $7,800,000 to The Fuji Bank, Limited, Atlanta Agency.

o Promissory Note dated June 27, 1997 for $15,700,000 to First Union National Bank.

o Promissory Note dated June 27, 1997 for $24,200,000 to Deutsche Bank AG, New York Branch.

o Promissory Note dated June 27, 1997 for $15,700,000 to Credit Lyonnais, Atlanta Agency.

o   Promissory Note dated June 27, 1997 for $7,800,000 to Citibank, N.A.

o   Promissory Note dated June 27, 1997 for $15,700,000 to CIBC Inc.

o Promissory Note dated June 27, 1997 for $24,200,000 to Banque Nationale De Paris, Chicago Branch.

o Promissory Note dated June 27, 1997 for $7,800,000 to The Bank of Nova Scotia, Atlanta Agency.

o   Promissory Note dated June 27, 1997 for $9,700,000 to Bank of Montreal.




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                                   SCHEDULE II

                                TERM LOAN B NOTES


o Promissory Note dated June 27, 1997 for $18,116,000 to Utrecht-America Finance Co.

o Promissory Note dated June 27, 1997 for $8,800,000 to Credit Lyonnais, Atlanta Agency.

o   Promissory Note dated June 27, 1997 for $8,000,000 to BMO Leasing (U.S.),
    Inc.

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                                  SCHEDULE III

                            CONSENTS AND AGREEMENTS


o Supplemental Estoppel Consent and Agreement (Natural Gas Supply Contract) dated July 31, 1997, by and among The National Gas Company of Trinidad and Tobago Limited, PCS Nitrogen Limited, PCS Nitrogen Trinidad Limited, the Borrower and the Agent.

o Supplemental Estoppel Consent and Agreement (Savonetta Pier User Agreement) dated July 31, 1997, by and among The National Gas Company of Trinidad and Tobago Limited, National Energy Corporation of Trinidad and Tobago Limited, PCS Nitrogen Limited, the Borrower and the Agent.

o Supplemental Estoppel Consent and Agreement (Electricity Supply Agreement) dated July 31, 1997, by and among Trinidad and Tobago Electricity Commission, PCS Nitrogen Limited, the Borrower and the Agent.

o Supplemental Consent and Agreement (Water Supply Agreement) dated July 31, 1997, by and among the Water and Sewerage Authority, PCS Nitrogen Limited, the Borrower and the Agent.

o Estoppel Certificate Consent and Agreement (Operating Agreement) dated March 27, 1996, by and among PCS Nitrogen Trinidad Limited, the Borrower and the Agent.

o Estoppel Certificate Consent and Agreement (Sub-Lease) dated March 27, 1996, by and among PCS Nitrogen Trinidad Limited, the Borrower and the Agent.



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